SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 7, 2006


                    Lehman ABS Corporation, on behalf of:

                     Corporate Backed Trust Certificates,
                    AT&T Note-Backed Series 2001-33 Trust
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                 001-31868                13-3447441
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(State of Incorporation)        (Commission             (I.R.S. Employer
                                File Number)           Identification No.)

745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                        (Zip Code)

      Registrant's Telephone Number, including area code: (212) 526-7000


                                Not Applicable
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events.

         Attached as Exhibit 99.1 please find a press release issued on February 7, 2006.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEHMAN ABS CORPORATION


                                   By: /s/ CHARLES M. WEAVER
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                                       Name: Charles M. Weaver
                                       Title:   Senior Vice President

February 7, 2006

                               Index of Exhibits



Exhibit No.       Description


99.1              Press Release dated February 7, 2006.